                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                January 25, 2002

                Date of Report (Date of earliest event reported)




                                    OPTi INC.

             (Exact Name of Registrant, as Specified in its Charter)
              -----------------------------------------------------


         California
      (State or other                                                77-0220697
      Jurisdiction of                 000-21422                    (I.R.S. Employer
       Incorporation)          (Commission File Number)           Identification No.)


                    ----------------------------------------

                            880 Maude Avenue, Suite A
                             Mountain View, CA 94043

               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (650) 625-8787


              -----------------------------------------------------



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Item 5.  Other Events.

         Cash Dividend
         -------------

         On January 25, 2002, OPTi Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a cash dividend of $1.50 per share on the Company's common stock.

         Attached hereto as Exhibit 99.1 is the Company's press release dated January 25, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   OPTi INC.

                                   /s/ Michael Mazzoni
                                   -------------------
                                   By: Michael Mazzoni
                                   Title: Chief Financial Officer and Secretary


Date:  January 28, 2002


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                                  EXHIBIT INDEX

                                                      Page No. in
                                                      Sequentially
Exhibit No.       Description                         Numbered Current Report
- -----------       -----------                         -----------------------
   99.1           OPTi Inc. Press Release dated
                  January 25, 2002.